UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

IMAGE CHAIN GROUP LIMITED, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	None required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

	1.	Amount previously paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

IMAGE CHAIN GROUP LIMITED, INC.
Room 503, 5/F, New East Ocean Centre
9 Science Museum Road
Kowloon, Hong Kong, S.A.R.
(852) 3188-2700

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To Our Stockholders:

We are writing to advise you that certain common stockholders, owning approximately 71.09% of combined voting power of the common stock, have approved by written consent in lieu of a stockholders’ meeting:

1.	To effect a reverse stock split on a 1 for 100 stock split basis from 400,000,000 authorized shares with a par value of $0.001 per share to 4,000,000 authorized shares with a par value of $0.001. All fractional shares will be rounded up to the next whole share.

2.	After the reverse stock split, to increase the authorized shares of common stock from 3,950,000 to 2,000,000,000 shares with a par value of $0.001 per share, and to decrease the authorized shares of preferred stock from 50,000 to zero (0).

3.	To amend our articles of incorporation and bylaws to provide for limitations of liability and advance of expenses for our officers and directors to the extent permitted by applicable federal law and the Nevada Revised Statutes.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM STOCKHOLDERS BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER NEVADA LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE ACTIONS.

No action is required by you. The accompanying Information Statement is furnished only to inform stockholders of those actions taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is first being transmitted to you on or about June 24, 2017, and we anticipate the effective date of the proposed actions to be July 14, 2017, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent. Please read the accompanying Information Statement carefully.

June 24, 2017	Very truly yours,

/s/ David Po
David Po
Chief Executive Officer, President, Chief Financial Officer and Chairman

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IMAGE CHAIN GROUP LIMITED, INC.
Room 503, 5/F, New East Ocean Centre
9 Science Museum Road
Kowloon, Hong Kong, S.A.R.
(852) 3188-2700

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES

EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value per share, and the preferred stock, $0.001 par value per share, of IMAGE CHAIN GROUP LIMITED, INC., a Nevada corporation, which we refer to herein as “ICGL,” “company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about June 24, 2017. The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

On June 9, 2017, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 395,000,000 shares of common stock issued and outstanding and 5,000,000 shares of preferred stock issued and outstanding. Each share of common and preferred stock entitles the holder thereof to one vote on all matters submitted to stockholders. Accordingly, the combined voting power of the common stock and preferred stock was 400,000,000 votes. The preferred stock and the common stock vote as a single class on all matters submitted to stockholders. The common stock and preferred stock constitute the only outstanding classes of ICGL voting securities.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On May 1, 2017 our common stockholders who beneficially owned 284,369,940 shares or approximately 71.09% of the voting power of the common stock and preferred stock consented in writing:

1.	To effect a reverse stock split on a 1 for 100 stock split basis from 400,000,000 authorized shares with a par value of $0.001 per share to 4,000,000 authorized shares with a par value of $0.001. All fractional shares will be rounded up to the next whole share.

2.	After the reverse stock split, to increase the authorized shares of common stock from 3,950,000 to 2,000,000,000 shares with a par value of $0.001 per share, and to decrease the authorized shares of preferred stock from 50,000 to zero (0).

3.	To amend our articles of incorporation and bylaws to provide for limitations of liability and advance of expenses for our officers and directors to the extent permitted by applicable federal law and the Nevada Revised Statutes.

Also on May 1, 2017, our board of directors approved the above actions, subject to approval by the stockholders.

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We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to the matters of action being taken. In addition, pursuant to the laws of Nevada, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of our voting shares in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 calendar days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

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FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events and performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will”, “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or similar terms, variations of such terms or the negative of such terms. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein. Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

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QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: Stockholders owning a majority of the combined voting power of our outstanding shares of common stock and preferred stock took action by written consent in lieu of a stockholders’ meeting. Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the stockholders take?

A: The stockholders executed a written consent on May 1, 2017:

1.	To effect a reverse stock split on a 1 for 100 stock split basis from 400,000,000 authorized shares with a par value of $0.001 per share to 4,000,000 authorized shares with a par value of $0.001. All fractional shares will be rounded up to the next whole share.

2.	After the reverse stock split, to increase the authorized shares of common stock from 3,950,000 to 2,000,000,000 shares with a par value of $0.001 per share, and to decrease the authorized shares of preferred stock from 50,000 to zero (0).

3.	To amend our articles of incorporation and bylaws to provide for limitations of liability and advance of expenses for our officers and directors to the extent permitted by applicable federal law and the Nevada Revised Statutes.

Q: What action do I need to take as a stockholder?

A: You are not required to take any action. The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the actions taken by written consent.

Q: Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the reverse stock split or the increase in authorized shares of common stock?

A: You will not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse stock split or the increase in the authorized shares of our common stock.

Q: Where can I find more information about the company?

A: We file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the company after reading this Information Statement, please contact us in writing at our principal executive offices at Room 503, 5/F, New East Ocean Centre, 9 Science Museum Road, Kowloon, Hong Kong, S.A.R.

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SUMMARY

This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary. This summary also provides cross-references to the location in the Information Statement of the information summarized.

Image Chain Group Limited, Inc.

Image Chain Group Limited, Inc. (formerly Have Gun Will Travel Entertainment, Inc.) was incorporated under the laws of Nevada on December 18, 2013, and initially sought to create reality television programming. On June 11, 2015, the Company amended its Articles of Incorporation in order to change its name to Image Chain Group Limited, Inc. and to increase the authorized shares of common stock from 70,000,000 to 400,000,000. The name change was undertaken in order to more closely align with the operations of the Company’s wholly-owned subsidiary, Fortune Delight Holdings Group Ltd (“FDHG”). The increase in authorized shares was undertaken to allow the Company to utilize the newly available shares to raise capital.

On May 5, 2015, ICGL entered into a share exchange agreement (the “Exchange Agreement”) with FDHG and Wu Jun Rui, on behalf of himself and certain other individuals who are to receive shares of ICGL pursuant to the Exchange Agreement (the “Shareholders”). On the terms and subject to the conditions set forth in the Exchange Agreement, on May 5, 2015, Wu Jun Rui transferred all 50,000 shares of FDHG common stock, consisting of all of the issued and outstanding shares of FDHG, to ICGL in exchange for the issuance to the stockholders of 59,620,000 shares of the Company’s common stock, par value $.001 per share and 5,000,000 shares of the Company’s preferred stock, par value $.001 per share.

As a result of the closing of the Exchange Agreement, FDHG became the Company’s wholly owned subsidiary. FDHD, through its subsidiaries, manufactured and sold “Image Tea”-branded tea products from its tea garden in Yunnan Province.

On or about November 15, 2016, FDHG disposed of its ownership of all operating assets, and as a result ICGL became a shell company, as defined by Rule 12b-2 under the Exchange Act (the “Disposition Event”). The Disposition Event is evidenced by a bought and sold note stamped by the Inland Revenue Department of Hong Kong, which we believe is a legally binding document. Because ICGL does not currently have any substantial operations, we are currently reviewing potential acquisition targets.

On February 13, 2017, the Company filed with the Secretary of State of the State of Nevada a Certificate of Correction (the “Certificate of Correction”) to correct a mistake made in the Company’s original Articles of Incorporation with regard to the preferred stock issued in connection with the Exchange Agreement. As a result, ICGL has 395,000,000 shares of common stock and 5,000,000 shares of preferred stock issued and outstanding. The Company subsequently entered into an agreement pursuant to which the holder of the preferred stock agreed to retire the preferred stock in exchange for receiving an equal number of shares of common stock of the Company. As of the date of this Information Statement, that exchange of preferred stock for common stock has not yet occurred.

We file reports with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended. Our reports can be found on EDGAR at www.sec.gov. Our common stock is quoted on the OTC Market website under the trading symbol “ICGL”.

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OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDERS

On June 9, 2017, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 395,000,000 shares of common stock issued and outstanding and 5,000,000 shares of preferred stock issued and outstanding. Each share of common and preferred stock entitles the holder thereof to one vote on all matters submitted to stockholders. Accordingly, the combined voting power of the common stock and preferred stock was 400,000,000 votes. The preferred stock and the common stock vote as a single class on all matters submitted to stockholders. The common stock and preferred stock constitute the only outstanding classes of ICGL voting securities.

As of May 1, 2017, the combined voting power of the issued and outstanding common stock and preferred stock was 400,000,000 votes. On May 1, 2017 our common stockholders who beneficially owned 284,369,940 shares or approximately 71.09% of the voting power of the common stock and preferred stock consented in writing:

1.	To effect a reverse stock split on a 1 for 100 stock split basis from 400,000,000 authorized shares with a par value of $0.001 per share to 4,000,000 authorized shares with a par value of $0.001. All fractional shares will be rounded up to the next whole share.

2.	After the reverse stock split, to increase the authorized shares of common stock from 3,950,000 to 2,000,000,000 shares with a par value of $0.001 per share, and to decrease the authorized shares of preferred stock from 50,000 to zero (0).

3.	To amend our articles of incorporation and bylaws to provide for limitations of liability and advance of expenses for our officers and directors to the extent permitted by applicable federal law and the Nevada Revised Statutes.

Also on May 1, 2017, our board of directors approved the above actions, subject to approval by the stockholders.

Upon the conclusion of the foregoing, we will file amended and restated articles of incorporation to reflect that our authorized shares of common stock are 2,000,000,000 shares with a par value of $0.001 per share.

Because the action was approved by the written consent of stockholders holding a majority of our voting power, no proxies are being solicited with this Information Statement.

Nevada corporate law provides in substance that unless a company’s articles of incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

No consideration was paid for the consent.

All shares of our common stock and preferred stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share entitles the holder thereof to (i) one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (ii) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and (iii) to participate pro rata in any distribution of assets available for distribution upon liquidation. Holders of our common stock and preferred stock have no preemptive rights to acquire additional shares of common stock or any other securities. The common stock and preferred stock are not subject to redemption and carry no subscription or conversion rights.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by our officers, directors, both individually and as a group, and the beneficial owners of 5% or more of our total voting power.

Name and Address of Beneficial Owner	common stock	Percentage of shares outstanding (1)
David Po(2)	0	0
All directors and officers as a group (one person)	0	0
Image Industrial Development Ltd.(3)	78,853,000	19.7%
Shenzhen Qianhai Ronggan Investment Management Co. Ltd.(4)	50,000,000	12.5%

(1)	Beneficial ownership is calculated based on 395,000,000 shares of common stock and 5,000,000 shares of preferred stock issued and outstanding as of June 5, 2017.

(2)	In care of Image Chain Group limited, Inc. Room 503, 5/F, New East Ocean Centre, 9 Science Museum Road, Kowloon, Hong Kong, China.

(3)	Image Industrial Development Ltd. business address is RM C, 15/F, Full Win Comm CTR, 573 Nathan Rd., Mongkok, KLN Hong Kong, China. Mr. Ping Wu holds the voting and dispositive power over the securities held by Image Industrial Development Ltd.

(4)	Shenzhen Qianhai Ronggan Investment Management Co. Ltd business address is Block A, Room 201, Shenzhen Qianhai Deep Harbor Morden Service Industry, Hezuoqu Management Ju, Qianhai, Shenzhen, PRC.

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REASONS FOR THE ACTIONS TAKEN BY STOCKHOLDER WRITTEN CONSENT

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

REVERSE STOCK SPLIT

General

The board of directors of the Company has adopted a resolution to effect a reverse stock split on a 1 for 100 stock split basis from 400,000,000 authorized shares with a par value of $0.001 per share to 4,000,000 authorized shares with a par value of $0.001. A majority of our stockholders have given their written consent to the resolution. Under the Nevada revised statutes, the written consent of the holders of a majority of the voting power necessary to authorize or take the action is effective as shareholder approval.

Reasons

Our board believes that, among other reasons, the number of outstanding shares of common stock have contributed to a lack of investor interest in the Company and has made it difficult for the Company to attract new investors and potential business candidates. Our board proposed the reverse stock split as one method to attract investors and business opportunities for the Company. Our board believes that the reverse stock split could increase the price of our common stock and that the higher stock price could help generate interest in the Company by investors and provide business opportunities. As we are a shell company, any acquisition of a business or material assets must be approved by a majority of our voting shares.

However, the effect of the reverse stock split, if any, upon the price for our common stock cannot be predicted, and the history of similar stock split combinations for companies like us is varied. Further, we cannot assure you that the price of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of common stock outstanding as a result of the reverse stock split because, among other things, the stock price of our common stock may be based on our performance and other factors.

The principal effect of the reverse stock split will be the reduction in the number of shares of common stock issued and outstanding from 395,000,000 shares as of June 9, 2017, to 4,000,000 shares, inclusive of preferred stock to be exchanged for common stock. The reverse stock split will affect all of our stockholders uniformly, and will not affect any Stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the reverse stock split results in any of our stockholders holding a fractional share of our common stock. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split shall not affect any rights, privileges or obligations with respect to the shares of common stock existing prior to the reverse stock split, nor does it increase or decrease the market capitalization of the Company. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

By reducing the number of issued and outstanding shares of common stock, followed by an increase in authorized common stock, more shares of common stock will be available for issuance after the reverse stock split. The board believes that the availability of more shares of common stock for issuance will allow the Company greater flexibility in pursuing financing from investors and issuing shares of common stock in exchange for such financing, meeting business needs as they arise, taking advantage of favorable opportunities, and responding to a changing corporate environment.

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Certain risks associated with the reverse stock split

You should understand that, after the reverse stock split, you will own fewer shares of our common stock than you presently own. While we hope that the reverse stock split will result in an increase in the price of our common stock, we cannot assure you that the reverse stock split will increase the potential stock price of our common stock by a multiple equal to the inverse of the reverse stock split ratio or result in the permanent increase in any potential stock price (which depends on many factors, including our performance and prospects). Should the price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the possibility exists that potential liquidity in the price of our common stock could be adversely affected by the reduced number of shares of common stock that would be outstanding after the reverse stock split. As a result, we cannot assure you that the reverse stock split will achieve the desired results that have been outlined above.

Anti-takeover effects of the reverse stock split

THE OVERALL EFFECT OF THE REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT TO REMOVE MANAGEMENT.

A possible effect of the reverse stock split is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. Our management could use the additional shares of common stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of common stock.

The reverse stock split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the reverse stock split a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As discussed above, the reason for the reverse stock split is to increase the amount of shares of common stock that the Company is able to issue in order to attract potential investors, conduct equity financings and to acquire businesses or material assets as approved by the stockholders.

Procedure for effecting reverse stock split and exchange of stock certificates

We anticipate that the reverse stock split will become effective on July 14, 2017, or as soon thereafter as is reasonably practicable (the “Effective Date”). Beginning on the Effective Date, each stock certificate representing pre-reverse stock split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of common stock.

Our transfer agent, Globex Transfer, LLC, will act as exchange agent (the “Exchange Agent”) for purposes of implementing the exchange of stock certificates. Holders of pre- reverse stock split shares of common stock are asked to surrender to the Exchange Agent stock certificates representing pre-reverse stock split shares of common stock in exchange for stock certificates representing post- reverse stock split shares of common stock. No new stock certificates will be issued to a Stockholder until such Stockholder has surrendered the outstanding stock certificate(s) held by such Stockholder, together with a properly completed and executed letter of transmittal.

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Further, prior to filing the amendment to the articles of incorporation reflecting the reverse stock split, we must first notify the Financial Industry Regulatory Authority (“FINRA”) by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to our anticipated filing date of July 14, 2017, for the reverse stock split. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Fractional Shares

No fractional shares of common stock will be issued as the result of the reverse stock split. Instead, the Company will issue to the stockholders one additional share of common stock for each fractional share.

Federal Income Tax Consequences

We will not recognize any gain or loss from the reverse stock split.

The following description of the material federal income tax consequences of the reverse stock split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers, banks, regulated investment companies, foreign entities or insurance companies). This discussion assumes the shares of common stock are held as capital assets, and were not acquired by the stockholder as compensation. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine any particular consequences to you.

We believe that the federal income tax effects of the reverse stock split will be that a stockholder who receives a lesser number of shares of our common stock will not recognize gain or loss. With respect to a reverse stock split, such a stockholder’s basis in the lesser number of shares of our common stock will equal the stockholder’s basis in his, her, or its old shares of our common stock. The holding period of the post-effective reverse stock split shares received will include the holding period of the pre-effective reverse stock split shares exchanged. The Company’s views regarding the tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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AUTHORIZED SHARE INCREASE

General

The board of directors of the Company has adopted a resolution to amend our articles of incorporation to increase the number of shares of authorized stock for issuance from 4,000,000 after the reverse stock split to 2,000,000,000. A majority of our stockholders have given their written consent to the resolution. Under the Nevada revised statutes, the written consent of the holders of a majority of the voting power necessary to authorize or take the action is effective as shareholder approval.

Reasons

The board of directors and the majority of our voting shares have approved the amendment to the articles of incorporation in order to provide the Company with flexibility in pursuing its long-term business objectives. As a result, management may in the future pursue opportunities to obtain capital. A reserve of common stock available for issuance from time-to-time will enable the Company to entertain a broad variety of financing proposals. Management may also utilize the additional common stock in connection with corporate acquisitions, joint venture arrangements, or for other corporate purposes, including the solicitation and compensation of key personnel. As we are a shell company, any acquisition of a business or material assets must be approved by a majority of our voting shares. Management has not entered into any commitment to issue any common stock.

There are no outstanding options or warrants to purchase shares of the Company’s common stock, nor is there any derivative security outstanding that may be converted by the holder into shares of the Company’s common stock either with or without the payment of additional consideration.

As a result of the reverse stock split and increase in authorized common stock, there will be 1,996,000,000 shares of common stock available for issuance. The board of directors will be authorized in some circumstances to issue the additional common stock without having to obtain the approval of the Company’s stockholders. Nevada law requires that the board use its reasonable business judgment to assure that the Company obtains “fair value” when it issues shares. Nevertheless, the issuance of the additional shares would dilute the proportionate interest of current stockholders in the Company. The issuance of the additional shares could also result in the dilution of the value of shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of the Company’s common stock.

The increase in the number of common stock available for issuance is not being done to impede any takeover attempt. Nevertheless, the power of the board of directors to provide for the issuance of shares of common stock without shareholder approval has potential utility as a device to discourage or impede a takeover of the Company. If a non-negotiated takeover were attempted, the private placement of stock into “friendly” hands, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

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When the increase will go into effect

Prior to filing the amendment to the articles of incorporation reflecting the increase in authorized shares, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated filing date, which we currently expect to be July 14, 2017. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

Effect of the reverse stock split and increase in authorized common stock

Following the decrease followed by an increase in our authorized shares of common stock, we will effectively be able to issue an additional 1,996,000,000 shares of common stock. These shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, to acquire a business or assets, or for any other purpose that is deemed in the best interests of our company. Any decision to issue additional shares will reduce the percentage of our stockholders’ equity held by our current stockholders and could dilute our net tangible book value. As we are a shell company, any acquisition of a business or material assets must be approved by a majority of our voting shares.

The following table reflects the authorized shares and outstanding shares of common stock before and after the increase in authorized shares of common stock:

Shares of Common and preferred stock	Before amendments	After amendments

Authorized Shares	400,000,000	2,000,000,000

Common Shares Outstanding	395,000,000	4,000,000

Preferred Shares Outstanding (1)	5,000,000	0

Remaining Authorized Shares Available for Issuance	0	0

(1) The Company expects to effect the exchange of outstanding preferred stock for common stock, and cancellation of the outstanding preferred stock, prior to July 14, 2017, the expected effective date of the actions described herein.

LIMITATION OF DIRECTOR AND OFFICER LIABILITY AND ADVANCE OF EXPENSES

General

The board of directors of the Company has adopted a resolution to amend our articles of incorporation and bylaws to provide for limitations of liability and advance of expenses for our officers and directors to the extent permitted by applicable federal law and the Nevada Revised Statutes. A majority of our stockholders have given their written consent to the resolution. Under the Nevada revised statutes, the written consent of the holders of a majority of the voting power necessary to authorize or take the action is effective as shareholder approval.

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Reasons

The Company seeks to retain talented individuals to serve as directors and officers of ICGL. Public company directors and officers are subject to a relatively high risk of stockholder suits, government investigations and general litigation. As such, management believes it in the best interests of the Company and the stockholders to provide the Company’s directors and officers with limitations on liability and the advance of expenses in connection with such contentious matters, both in accordance with federal law and the Nevada Revised Statutes. Management believes that not providing such protections would place the Company at a disadvantage, as compared to other public companies, when seeking to engage officers and directors.

Amendment and Restatement of Articles of Incorporation

To implement the actions taken by written consent of the stockholders described above, we will file with the Secretary of State of Nevada an amended and restated articles of incorporation on or after July 14, 2017, and it will become effective on the date of such filing. The amendment to the articles of incorporation will provide that the authorized shares of common stock of the Company will be 2,000,000,000 with a par value of $0.001 per share.

Stock Transfer Agent

Our stock transfer agent is Globex Transfers, LLC, 780 Deltona Blvd, Suite 202, Deltona, FLA 32725, USA. Its telephone number is +1 (813) 344-4490.

No Appraisal Rights

Under Nevada Revised Statutes, stockholders are not entitled to appraisal rights with respect to the actions contemplated herein.

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WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about ICGL that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the reverse stock split and the increase in our authorized shares of common stock will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about July 14, 2017.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on June 9, 2017, as the record date for the determination of stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about June 24, 2017 to all stockholders of record as of the record date, June 9, 2017.

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CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

June 24, 2017	/s/ David Po
David Po
Chief Executive Officer, President, Chief Financial Officer and Chairman

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